                               OCC CASH RESERVES, INC.
                          Supplement dated October 23, 1998
               Statement of Additional Information dated March 31, 1998

The following changes are made to the section captioned "Directors and Officers:"

     Richard Peteka, who had been serving as Assistant Treasurer of the Fund, has replaced Sheldon Siegel as Treasurer of the Fund and Robert Brault has been elected Assistant Treasurer of the Fund. The biography of Robert Brault is as follows:

     Robert Brault, Assistant Treasurer
     Age:  33
     Vice President of Oppenheimer Capital since 1997; joined Oppenheimer Capital in 1989.

The following replaces the paragraph under the heading "Remuneration of Officers and Directors."

     All officers of the Fund are officers or employees of Oppenheimer Capital and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1997 and the aggregate compensation paid to each of the Directors by all of the funds in the Advisor's Fund Complex during each such fund's 1997 fiscal year.

                                   Pension or
                                   Retirement                         Total
                                    Benefits        Estimated     Compensation
     Name of        Aggregate      Accrued as        Annual       from the Fund
   Director of    Compensation    Part of Fund    Benefits upon   and the Fund
    the Fund      from the Fund     Expenses       Retirement        Complex
 Paul Clinton        $35,500            0               0            $96,630
 Thomas  Courtney     35,500            0               0             96,630
 Lacy Herrmann        32,000            0               0             89,193
 Joseph La Motta         0              0               0                0
 George Loft          35,500            0               0             98,068

     For the purpose of the chart above, "Fund Complex" includes the Fund, other funds advised by the Advisor and the Oppenheimer Quest Funds for which the Advisor serves as subadviser.

     On October 19, 1998 the Fund adopted a retirement plan that provides for payment to a retired Director of up to 80% of the average compensation paid during that Director's five years of service in which the highest compensation was received. A Director must serve in that capacity for the Fund or OCC Accumulation Trust for at least 15 years to be eligible for the maximum payment. Because each Director's retirement benefit will depend on the amount of the Director's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.